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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
INFOCUS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INFOCUS CORPORATION
27700B S.W. Parkway Avenue
Wilsonville, Oregon 97070

March 12, 2004

Dear Shareholders:

        Our Annual Meeting of Shareholders will be held on Thursday, April 29, 2004, at 1:00 p.m., Pacific Daylight Time, at InFocus' executive offices located at 27500 S.W. Parkway Avenue, Wilsonville, Oregon 97070. You are invited to attend this meeting to give us an opportunity to meet you personally, to allow us to introduce to you the key members of our management and Board of Directors and to answer any questions you may have.

        The formal Notice of Meeting, the Proxy Statement, the proxy card and a copy of our Annual Report to Shareholders describing our operations for the year ended December 31, 2003 are enclosed.

        I hope that you will be able to attend the meeting in person. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. Your shares will be voted at the meeting in accordance with your proxy.

        If you have shares in more than one name, or if your stock is registered in more than one way, you may receive multiple copies of the proxy materials. If so, please sign and return each proxy card you receive so that all of your shares may be voted. I look forward to meeting you at the Annual Meeting.

Very truly yours,
INFOCUS CORPORATION
JOHN V. HARKER Chairman of the Board and Chief Executive Officer

INFOCUS CORPORATION
27700B S.W. Parkway Avenue
Wilsonville, Oregon 97070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 29, 2004

To the Shareholders of InFocus Corporation:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INFOCUS CORPORATION, an Oregon corporation, will be held at InFocus' executive offices located at 27500 S.W. Parkway Avenue, Wilsonville, Oregon 97070, on Thursday, April 29, 2004, at 1:00 p.m., Pacific Daylight Time. The purposes of the Annual Meeting will be:

  1.
  To elect the Board of Directors to serve until the next Annual Meeting of Shareholders (Proposal No. 1);

  2.
  To ratify the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2004 (Proposal No. 2); and

  3.
  To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on March 1, 2004, as the record date for determining shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only holders of record of our common stock at the close of business on the record date will be entitled to notice of and to vote at the meeting and any adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

        All shareholders are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Directors,
JOHN V. HARKER Chairman of the Board and Chief Executive Officer

Wilsonville, Oregon
March 12, 2004

INFOCUS CORPORATION
27700B S.W. Parkway Avenue
Wilsonville, Oregon 97070

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 29, 2004

Solicitation and Revocation of Proxies

        This Proxy Statement and the accompanying Annual Report to Shareholders, the Notice of Annual Meeting and the proxy card are being furnished to the shareholders of InFocus Corporation, an Oregon corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2004 Annual Meeting of Shareholders (the "Annual Meeting") to be held at InFocus' executive offices located at 27500 S.W. Parkway Avenue, Wilsonville, Oregon 97070 on Thursday, April 29, 2004, at 1:00 p.m. Pacific Daylight Time and any adjournment thereof.

        The two persons named as proxies on the enclosed proxy card, John V. Harker and Michael D. Yonker, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the shareholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominees for directors proposed by the Board of Directors; and FOR Proposal No. 2 to ratify the appointment of KPMG LLP as our independent auditors for the year ending December 31, 2004.

        A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of InFocus, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof.

        These proxy materials and our 2003 Annual Report to Shareholders are being mailed on or about March 12, 2004 to shareholders of record on March 1, 2004 of our common stock. Our principal executive office is located at 27500 S.W. Parkway Avenue, Wilsonville, Oregon 97070 and our mailing address is 27700B S.W. Parkway Avenue, Wilsonville, Oregon 97070.

Voting at the Meeting

        The shares of common stock constitute the only class of securities entitled to notice of and to vote at the meeting. In accordance with our Bylaws, the stock transfer records were compiled on March 1, 2004, the record date set by the Board of Directors, for determining the shareholders entitled to notice of, and to vote at, this meeting and any adjournment thereof. On that date, there were 39,571,003 shares of common stock outstanding and entitled to vote.

        Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. If a quorum is present at the Annual Meeting: (i) the five nominees for election as directors who receive the greatest number of votes cast for the election of directors by the shares of common stock present in person or represented by proxy at the meeting and entitled to vote shall be elected directors; and (ii) Proposal No. 2 to ratify the appointment of KPMG LLP as independent auditors will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

        If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific voting instructions, your shares may not be voted on those matters. If your shares are not voted, they will not be counted in determining the number of votes cast. Shares represented by such "broker non-votes" will, however, be counted for determining whether there is a quorum.

        With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstention from voting or non-voting by brokers will have no effect thereon. With respect to Proposal No. 2, abstentions and broker non-votes will have no effect thereon.

ELECTION OF DIRECTORS
(Proposal No. 1)

        In accordance with our Bylaws, the Board of Directors shall consist of no less than three and no more than seven directors, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of Directors at five, and five Directors are to be elected at the 2004 Annual Meeting of Shareholders.

Nominees for Director

        Shares represented by proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy. All nominees have consented to serve as directors for the ensuing year and all of these nominees are presently serving on our board. Each of the directors, except Mr. Harker, qualify as an independent director under Nasdaq Stock Market corporate governance listing standards. There are no family relationships among our executive officers and directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. In the event of the death or unavailability of any nominee, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than five nominees.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

The Board of Directors has nominated the persons named in the following table to be elected as directors:

Name	Age	Has Been a Director Since
Peter D. Behrendt	65	1995
Michael R. Hallman	58	1992
John V. Harker	69	1992
Svein S. Jacobsen	52	2000
Duane C. McDougall	52	2003

        Peter D. Behrendt has been a Venture Partner with New Enterprise Associates (NEA) since 1999. From September 2000 until 2003, Mr. Behrendt was the Chairman of the Board of Troika Networks, a storage networking company. From 1987 until 1997, Mr. Behrendt was the Chairman and Chief Executive Officer of Exabyte Corp., a publicly traded company that is the world's largest independent manufacturer focused exclusively on tape storage products, tape libraries and recording media. In addition, prior to working at Exabyte Corp., Mr. Behrendt spent 26 years in numerous executive positions at International Business Machines, Inc. ("IBM"), including worldwide responsibility for business and product planning for IBM's tape and disk drives and general management of IBM's worldwide electronic typewriter business. Mr. Behrendt is Professor of Entrepreneurship at the University of Colorado at Boulder and holds a B.S. degree in Engineering from UCLA. Mr. Behrendt serves on the board of Western Digital Corporation.

        Michael R. Hallman has served as President of The Hallman Group, a management consulting company focusing on marketing, sales, business development and strategic planning for the information systems industry, since October 1992. Mr. Hallman served as President and Chief Operating Officer of Microsoft Corporation, a developer and manufacturer of a wide range of software products for a multitude of computing devices from February 1990 until March 1992. From 1987 to 1990, he was Vice President of the Boeing Company, a major aerospace company, and President of Boeing Computer Services. From 1967 to 1987, Mr. Hallman worked for IBM in various sales and marketing executive positions, with his final position being Vice President of Field Operations. Mr. Hallman holds a B.B.A. and an M.B.A. from the University of Michigan. Mr. Hallman is a member of the Board of Directors of Intuit, Inc., Network Appliance, Inc., Watch Guard Technologies and Digital Insight Corp.

        John V. Harker is Chairman of the Board, and served as President and Chief Executive Officer of InFocus from April 1992 to December 2003. Beginning December 2003, Mr. Harker serves as Chairman and Chief Executive Officer. Mr. Harker served as Executive Vice President and a member of the Board of Directors of Genicom Corporation, a manufacturer of printers, from 1984 to January 1992. Mr. Harker served as Senior Vice President of Marketing and Corporate Development of Data Products, Inc., a printer and imaging supply company, from 1982 to 1984, as Vice President and partner of Booz, Allen & Hamilton, Inc., a management consulting firm, from 1979 to 1982, and in various managerial and executive positions at IBM Corporation from 1963 to 1979. He holds a B.S. degree in Marketing from the University of Colorado.

        Svein S. Jacobsen was named a director upon the completion of the business combination with Proxima ASA in June 2000. Mr. Jacobsen is the former Chairman of the Board of Proxima ASA. He has an M.B.A. from the Norwegian School of Business and is also a Norwegian State Authorized Public Accountant. After having worked in an Oslo based audit firm for seven years, including three years as partner, he became Vice President Finance/CFO of Tomra Systems ASA, a reverse vending machine company, in 1984 and President and CEO from 1988 to 1996. From 1996 to present, Mr. Jacobsen has been a private investor and serves on several boards, both as chairman and member, including Tomra Systems ASA, Orkla ASA, Expert ASA and Zenitel NV.

        Duane C. McDougall was named a director on January 24, 2003. Mr. McDougall is retired from Willamette Industries, Inc., a diversified, integrated forest products company, where he served as President and Chief Executive Officer from 1998 until 2002, when Willamette Industries was acquired by Weyerhaeuser Corp. Mr. McDougall was employed by Willamette Industries in various senior operational and financial roles for a total of 23 years. Mr. McDougall holds a B.S. degree in Accounting from Oregon State University. Mr. McDougall also serves on the boards of Cascade Corporation, Greenbrier Companies and West Coast Bancorp.

DIRECTOR INDEPENDENCE AND LEAD INDEPENDENT DIRECTOR

        The Board of Directors has determined that Messrs. Behrendt, Hallman, Jacobsen and McDougall are each an "independent director" under Nasdaq Stock Market Marketplace Rule 4200(a)(15). The Board of Directors has also determined that each member of the four committees of the Board of Directors meets the independence requirements applicable to those committees prescribed by Nasdaq and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence.

        In February 2004, the Board of Directors designated Mr. Hallman as the Lead Independent Director pursuant to the InFocus Corporate Governance Policies. The Lead Independent Director may periodically help schedule or conduct separate meetings of the independent directors and perform such other duties as may be determined by the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors held nine meetings during the year ended December 31, 2003. During 2003, no director attended fewer than 75% of the meetings of the Board of Directors and any committees of which the director was a member. The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Stock Option Plan Administrative Committee and the Nominating and Corporate Governance Committee.

        The Board of Directors does not currently have a policy with regard to attendance of board members at our Annual Meeting of Shareholders; however, we attempt to hold a regularly scheduled board meeting in conjunction with our Annual Meeting of Shareholders. With the exception of Messrs. Hallman and Jacobsen, all of our directors attended our 2003 Annual Meeting of Shareholders.

        The Compensation Committee was composed of Messrs. Behrendt (Committee Chair), Hallman, Jacobsen and McDougall during 2003. The Compensation Committee discharges the responsibilities of the Board of Directors relating to compensation of our executives, and produces an annual report on executive compensation for inclusion in our annual proxy statement. The Compensation Committee sets the annual compensation of the Chief Executive Officer and senior executive officers. The Committee also reviews and approves the evaluation process and compensation structure under which compensation is paid or awarded to our executive officers. The Compensation Committee held two meetings during 2003. The Compensation Committee Charter is attached as Appendix C and is available on our corporate website, www.infocus.com.

        The Stock Option Plan Administrative Committee was composed of Messrs. Behrendt (Committee Chair), Hallman, Jacobsen and McDougall during 2003. The Stock Option Plan Administrative Committee is responsible for approving grants under our stock plans. The Stock Option Plan Administrative Committee held eight meetings during 2003.

        The Audit Committee was composed of Messrs. Hallman, McDougall, Behrendt and Jacobsen during 2003. Mr. McDougall succeeded Mr. Hallman as the committee chair effective in December 2003. The Audit Committee oversees our accounting, financial reporting and internal control processes and the independent audit of our financial statements. The Audit Committee reviews, with our independent auditors and representatives of management, the scope and results of audits, the appropriateness of accounting principles used in financial reporting and the adequacy of financial and operating controls. The Audit Committee held eight regular meetings in 2003. In addition to the regular meetings, the Committee Chair also reviewed the quarterly financial statements and press releases with our management and independent auditors prior to release. The Audit Committee Charter is attached as Appendix A and is available on our corporate website, www.infocus.com.

        The Nominating and Corporate Governance Committee was formed in December 2003 and is composed of Messrs. Hallman (Committee Chair), Behrendt, Jacobsen, and McDougall. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board and recommending nominees to the Board for election at the Annual Meeting of Shareholders. In addition, the Nominating and Corporate Governance Committee is responsible for developing and monitoring a process to assess the effectiveness of the Board and developing a set of corporate governance guidelines for the company. The Nominating and Corporate Governance Committee held one regular meeting during 2003. The Nominating and Corporate Governance Committee Charter is attached as Appendix B and is available on our corporate website, www.infocus.com.

NOMINATIONS TO OUR BOARD OF DIRECTORS

        The Nominating and Corporate Governance Committee of the Board of Directors is responsible for recommending nominees for our Board of Directors.

        As provided in our Corporate Governance Policies, the Nominating and Corporate Governance Committee will consider suggestions from shareholders concerning possible candidates for nomination to the Board of Directors. Such suggestions should be submitted to the chair of the Nominating and Corporate Governance Committee.

        Nominees for election at the 2004 Annual Meeting of Shareholders are all current directors and were originally recommended to our board by various sources, including our outside directors, advisors and other referral sources.

Qualifications of Directors

        Qualifications required of individuals for consideration as a board nominee will vary according to the particular areas of expertise being sought as a complement to our existing board composition at the time of any vacancy. However, minimum qualifications include high levels of leadership experience in business, substantial knowledge about issues faced by publicly traded companies, experience in positions demonstrating expertise and judgment, including on other boards of directors, personal and professional integrity, availability and demonstrated commitment. We seek a board that possesses the background, skills, expertise, and commitment necessary to make a significant contribution to our company. The Nominating and Corporate Governance Committee will evaluate potential nominees by reviewing qualifications, considering references, conducting interviews and reviewing such other information as committee members may deem relevant. We have not employed consultants to help us identify or screen prospective directors in the past, but may do so at the discretion of the Nominating and Corporate Governance Committee.

Director Nominations by Shareholders

        Our bylaws provide that nominations for election to the Board of Directors may be made only by the Board or a Board committee, or by any shareholder of record entitled to vote in the election of Directors at the meeting. A shareholder who wishes to make a nomination must give written notice, by personal delivery or mail, to the Secretary of InFocus Corporation. In the case of an annual meeting of shareholders, the notice must be received at our principal executive office at the address specified above not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting. In the case of our 2005 Annual Meeting, this notice must be received by us no later than February 28, 2005.

        To be effective, the notice must set forth all information required by Section 3.3 of our bylaws, including, without limitation, the name, age, business address and residence address of each person being nominated, the principal occupation, or employment of such person, the class and number of shares of capital stock beneficially owned by the person, and all other information relating to such person that is or would be required to be disclosed in a solicitation of proxies pursuant to the rules and regulations under the Securities Exchange Act of 1934. In addition, certain information must be provided about the shareholder or shareholder group making a nomination, as detailed in Section 3.3 of our bylaws. Finally, a shareholder or shareholder group making a nomination must comply with all applicable requirements of the Exchange Act, including providing a nominee's consent to being named in a proxy statement and to serve as a director if elected.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

        Shareholders may send correspondence to our Board of Directors or to any individual director at the following address: InFocus Corporation, 27700B SW Parkway Avenue, Wilsonville, Oregon 97070.

        Your communications should indicate that you are an InFocus Corporation shareholder. Depending on the subject matter, we will either forward the communication to the Director or Directors to whom it is addressed, attempt to handle the inquiry directly, or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence marked confidential will not be opened prior to forwarding to the board or any individual director.

DIRECTOR COMPENSATION

        During 2003 our non-employee directors were compensated as follows:

	Mr. Behrendt	Mr. Hallman	Mr. Jacobsen	Mr. McDougall
Annual retainer	$28,000	$28,000	$28,000	$28,000
$2,500 fee for each Board meeting attended(1)	12,500	12,500	10,000	12,500
Audit Committee retainer	7,500	—	7,500	7,500
Audit Committee Chair retainer	—	15,000	—	—
Compensation Committee retainer	—	5,000	5,000	5,000
Compensation Committee Chair retainer	10,000	—	—	—

	$58,000	$60,500	$50,500	$53,000

(1)
Does not include a fee for telephonic board meetings. There were a total of five meetings at which attendance was considered for compensation purposes.

        For 2004, the non-employee director compensation components will be the same as 2003 with the addition of a $10,000 retainer for the Nominating and Corporate Governance Committee Chair and a $2,500 retainer for each member of that committee. The non-employee directors are also reimbursed for their expenses in attending meetings of our Board of Directors. In addition, each non-employee Director is granted an option to purchase 30,000 shares of our common stock upon becoming a non-employee Director and, so long as he remains a non-employee Director, he is granted an option to purchase 15,000 shares of our common stock on each date that he is re-elected to the Board at the Annual Shareholders' Meeting. Committee chairs also receive an additional option to purchase 1,000 shares of our common stock. Non-employee Directors also receive restricted stock grants based on a ratio of one share for every two shares of our common stock purchased by the Director up to a maximum of 5,000 shares per year. We do not pay any additional remuneration to employees of InFocus who also serve as directors.

        The following table summarizes option and restricted stock awards during 2003 for the non-employee Directors.

Name	Number of Shares Covered by Options	Price of Options Granted	Number of Restricted Shares Granted	Value of Restricted Shares Granted
Peter Behrendt	16,000	$4.79	—	$—
Michael Hallman	16,000	4.79	—	—
Svein S. Jacobsen	15,000	4.79	—	—
Duane C. McDougall	30,000	5.60	5,000	28,000
	15,000	4.79

	45,000

AUDIT COMMITTEE FINANCIAL EXPERT

        Our Board of Directors has determined that Duane McDougall, a member of the Audit Committee, is an "audit committee financial expert" as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

AUDIT COMMITTEE REPORT

        During 2003, the Audit Committee was composed of Messrs. Hallman, McDougall, Behrendt and Jacobsen, all of whom meet applicable independence standards for audit committee members, including Rule 4200(a)(15) of the Nasdaq Stock Market Marketplace Rules and Rule 10A-3(b)(1) under the Exchange Act. Mr. McDougall succeeded Mr. Hallman as the committee chair effective in December 2003. The Audit Committee's activities are governed by a written charter, which was adopted by the Board in January 2000 and most recently amended in February 2004. The charter is attached to this proxy statement as Appendix A and is available on our corporate website, www.infocus.com.

        The Audit Committee reviews, with our independent auditors and representatives of management, the audited financial statements, the scope and results of audits, the appropriateness of accounting principles used in financial reporting, and the adequacy of financial and operating controls. The Audit Committee held eight regular meetings in 2003. In addition to the regular meetings, the Committee Chair also reviewed the quarterly financial statements and press releases with our management and independent auditors prior to release.

        Management is responsible for InFocus' internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In discharging its responsibilities, the Audit Committee and its individual members have met with management and InFocus' independent auditors, KPMG LLP, to review the accounting functions, the audited financial statements for the year ended December 31, 2003 and the audit process. The Audit Committee discussed and reviewed with the independent auditors all matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent auditors' audit of the financial statements, matters related to InFocus' internal controls, and issues relating to auditor independence. The Audit Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence.

        Based on its review and discussions with management and InFocus' independent auditors, the Audit Committee recommended to the Board of Directors that the audited Financial Statements be included in InFocus' Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the United States Securities and Exchange Commission.

        Submitted by the Audit Committee of the Board of Directors:

Mr. McDougall (Chair)
Mr. Behrendt
Mr. Hallman
Mr. Jacobsen

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proposal No. 2)

        The Audit Committee of the Board of Directors has appointed KPMG LLP, independent auditors, as auditors for the year ending December 31, 2004. A representative of KPMG LLP is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement on behalf of their firm if such representative so desires, and will be available to respond to appropriate shareholder questions. KPMG LLP was the independent auditor for the year ended December 31, 2003.

Change of Independent Auditors

        On May 17, 2002, the Audit Committee of the Board of Directors approved the dismissal of our independent public accountants, Arthur Andersen LLP. Arthur Andersen LLP's report on our financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2001 and during the subsequent interim period through the date of dismissal, May 17, 2002, there were not any disagreements between us and Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, or any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

        Also on May 17, 2002, based upon approval of the Audit Committee, we engaged the firm of KPMG LLP to be our independent auditors. We did not consult with KPMG LLP at any time prior to May 17, 2002 with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or concerning any disagreement or reportable event with Arthur Andersen LLP.

Fees Paid to KPMG LLP Related to Fiscal 2003 and 2002

	2003	2002
Audit Fees(A)	$677,000	$395,000
Audit Related Fees(B)	10,000	246,000
Tax Fees(C)	450,000	458,000

	$1,137,000	$1,099,000

(A)
Represents the audit of the consolidated financial statements, quarterly reviews and statutory audits of foreign subsidiaries. KPMG did limited work in 2002 related to statutory audits of foreign subsidiaries as the majority of this work was performed by the company's former auditor, Arthur Andersen LLP.

(B)
Principally represents the audit of an employee benefit plan in both 2003 and 2002 and assistance related to executing our merger and acquisition strategy in 2002.

(C)
Principally represents various forms of tax compliance assistance, both foreign and domestic.

Pre-Approval Policies

        All audit and non-audit services performed by KPMG, and all audit services performed by other independent auditors, must be pre-approved by the Audit Committee or the Audit Committee chair. These services include, but are not limited to, the annual financial statement audit, statutory audits of our foreign subsidiaries, audits of employee benefit plans, tax compliance assistance, tax consulting and assistance with executing our merger and acquisition strategy. KPMG may not perform any prohibited services as defined by the Sarbanes-Oxley Act of 2002 including but not limited to any bookkeeping or related services, information systems consulting, internal audit outsourcing, legal services, and performing any management or human resources functions. None of the services disclosed above under "Audit Related Fees" or "Tax Fees" was approved by the Audit Committee pursuant to the waiver of pre-approval provisions set forth in applicable rules of the SEC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING
DECEMBER 31, 2004.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of March 1, 2004, certain information furnished to us with respect to ownership of our common stock of (i) each Director, (ii) the "named executive officers" (as defined under "Executive Compensation"), (iii) all persons known by us to be beneficial owners of more than 5 percent of our common stock, and (iv) all current executive officers and Directors as a group.

	Common Stock(A)
Shareholder	Number of Shares(B)	Percent of Shares Outstanding
FMR Corp.(C) 82 Devonshire Street Boston, Massachusetts 02109	3,943,100	10.0%
Dimensional Fund Advisors(D) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	2,413,627	6.1%
Fisher Investments, Inc.(E) 13100 Skyline Blvd. Woodside, California 94062	2,039,400	5.2%
John V. Harker	838,390	2.1%
Michael R. Hallman	177,793	*
Peter D. Behrendt	159,638	*
Svein S. Jacobsen	82,113	*
Michael D. Yonker	76,250	*
C. Kyle Ranson	65,000	*
Duane C. McDougall	60,000	*
Candace L. Petersen(F)	52,600	*
Gary R. Pehrson	—	—
All current executive officers and directors as a group (8 persons)	1,511,784	3.7%

*
Less than one percent

(A)
Applicable percentage of ownership is based on 39,571,003 shares of common stock outstanding as of March 1, 2004 together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of common stock subject to options currently exercisable or exercisable within 60 days after March 1, 2004 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. The beneficial owner has sole voting and investment powers with respect to such shares unless otherwise noted.

(B)
Includes shares of common stock subject to options exercisable within 60 days after March 1, 2004 as follows:

Name	Number of Options
John V. Harker	697,658
Michael R. Hallman	117,793
Peter D. Behrendt	113,881
Michael D. Yonker	76,250
C. Kyle Ranson	—
Duane C. McDougall	45,000
Candace L. Petersen	51,250
Svein S. Jacobsen	45,000
Gary R. Pehrson	—
All current executive officers and Directors as a group	1,146,832
(C)
Information obtained from Schedule 13G filed by FMR Corp., a parent holding company. Fidelity Low Priced Stock Fund, in its capacity as an investment advisor, is deemed to be the beneficial owner of the 3,943,100 shares. FMR Corp. does not have any voting power over the 3,943,100 shares.

  Members of Edward C. Johnson 3rd's family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Abigail P. Johnson, a Director of FMR Corp., owns 24.5% and Edward C. Johnson 3rd, Chairman of FMR Corp., owns 12.0% of the Class B shares. The Johnson family and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed to form a controlling group with respect to FMR Corp.

(D)
Information obtained from Schedule 13G dated February 6, 2004 filed by Dimensional Fund Advisors, Inc., an investment advisor in accordance with Rule 13d.

(E)
Information obtained from Schedule 13G/A as of December 31, 2003 filed by Fisher Investments, Inc., an investment advisor in accordance with Rule 13d.

(F)
Includes 300 shares held by Ms. Petersen's husband.

CODE OF ETHICS

        We have adopted the InFocus Corporation Code of Conduct, which is a code of conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, our principal financial officer, and our corporate controller. We have filed a copy of our Code of Conduct as exhibit 14 to our Annual Report on Form 10-K for the year ended December 31, 2003. You can also access our Code of Conduct on our website at www.infocus.com.

EXECUTIVE OFFICERS

        The following table identifies our executive officers as of March 1, 2004, the positions they hold and the year in which they began serving as an executive officer. Officers are elected by the Board of Directors to hold office until their successors are elected and qualified.

Name	Age	Current Position(s) with Company	Officer Since
John V. Harker	69	Chairman of the Board and Chief Executive Officer	1992
Candace L. Petersen, Ph.D.	51	Vice President, Corporate Marketing and Strategy	2002
C. Kyle Ranson	41	President and Chief Operating Officer	2003
Michael D. Yonker	46	Executive Vice President, Finance, Chief Financial Officer and Secretary	2002

        For information on the business background of Mr. Harker see "Nominees For Director" above.

        Candace L. Petersen, Ph.D. joined InFocus in November 2000 as Vice President of Product Management and Services. In January 2002, Dr. Petersen was named as an executive officer and in April 2002, her title became Vice President, Corporate Marketing and Strategy. From August 1997 until joining InFocus, Dr. Petersen served as associate professor at Portland State University's M.B.A. program and was Principal and Founder of Petersen and Prusia, an advanced display industry consulting firm. From August 1993 until June 1997, Dr. Petersen was employed at InFocus while completing her doctorate. Prior to working at InFocus, she held various management positions in strategy, business analysis and sales and marketing at IBM, Boise Cascade and Armco Steel. Dr. Petersen holds a B.A. in Mathematics and Economics from Virginia Tech, and M.B.A. and Ph.D. degrees from Portland State University.

        C. Kyle Ranson joined InFocus in April 2003 as Executive Vice President of Worldwide Sales and Marketing. In December 2003, Mr. Ranson was promoted to President and Chief Operating Officer. From 1987 to 2003, Mr. Ranson worked for Hewlett-Packard Company, a manufacturer and provider of information technology infrastructure, personal computing and other access devices, global services and imaging and printing services, with his latest position being Vice President of Worldwide Sales and Marketing. Mr. Ranson holds a degree in design engineering from Brunel University in the United Kingdom.

        Michael D. Yonker joined InFocus in January 2002 as Senior Vice President and Chief Financial Officer. In April 2002, Mr. Yonker became Senior Vice President, Finance, Chief Financial Officer and Secretary and in December 2003, Mr. Yonker became Executive Vice President, Finance, Chief Financial Officer and Secretary. From July 1998 until joining InFocus, Mr. Yonker was the Chief Financial Officer of Weiden and Kennedy, a leading consumer advertising agency. From July 1993 until July 1998, Mr. Yonker served as Vice President, Information Services, Chief Financial Officer, Treasurer and Secretary of InFocus. Prior to that time, Mr. Yonker was the Partner in Charge of Northwest Manufacturing Industry at Arthur Andersen LLP, specializing in process improvement, total quality and performance measurement systems for the manufacturing industry. Mr. Yonker graduated from Linfield College in 1980 with a B.S. in Accounting and Finance. Mr. Yonker is a Certified Public Accountant, currently on inactive status.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer and each of the three other executive officers, each of whom earned more than $100,000 during 2003, and one additional person who would have been included except for the fact that he was not an executive officer at December 31, 2003 (herein referred to as the "named executive officers") for the fiscal years ended December 31, 2003, 2002 and 2001.

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)(A)	Bonus ($)(A)	Other Annual Compensation ($)		Restricted Stock Awards ($)(B)	Securities Underlying Options(#)	All Other Compensation ($)(C)
John V. Harker Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	$561,000 569,462 544,243	$6,000 12,300 41,799	$	— — —	$30,680 — 105,700	60,000 200,000 110,000	$22 612 43,930 36,938
C. Kyle Ranson(D) President and Chief Operating Officer	2003	200,000	200,000		—	257,650	225,000	1,018
Michael D. Yonker(E) Senior Vice President, Finance, Chief Financial Officer and Secretary	2003 2002	279,519 274,039	623 157,003		— —	— —	100,000 170,000	2,615 1,171
Candace L. Petersen(F) Vice President, Corporate Marketing and Strategy	2003 2002	181,442 183,269	6,000 7,978		— —	— 4,508	25,000 45,000	1,295 1,429
Gary R. Pehrson(G) Former Executive Vice President, Worldwide Operations and Product Development	2003 2002 2001	284,308 321,232 311,939	6,000 9,678 26,157		— — —	— — —	— 85,000 30,000	136,931 18,973 14,724

(A)
Amounts shown include cash compensation earned in each respective year. Amounts under the Bonus column include 401(k) matching payments in all years and quarterly profit sharing payments in 2001 and 2002. In addition, as discussed below, Mr. Yonker's bonus in 2002 and Mr. Ranson's bonus in 2003 include signing bonuses.

(B)
Restricted stock held by each of the named executive officers and the value thereof, calculated by multiplying the number of shares by the closing price of our common stock on December 31, 2003, $9.68, is as follows:

Name	Restricted Shares Held	Value
John V. Harker	10,000	$96,800
C. Kyle Ranson	55,000	532,400
Michael D. Yonker	—	—
Candace L. Petersen	350	3,388
Gary R. Pehrson	—	—
(C)
All other compensation in 2003 includes the following:

Name	Financial Planning	Insurance Premiums	Imputed Interest	Severance
John V. Harker	$9,265	$13,347	$—	$—
C. Kyle Ranson	—	1,018	—	—
Michael D. Yonker	—	2,615	—	—
Candace L. Petersen	—	1,295	—	—
Gary R. Pehrson	—	23,258	1,673	112,000

(D)
Mr. Ranson joined InFocus in April 2003 and, therefore, he does not have any compensation information for 2002 or 2001. Included in Mr. Ranson's bonus for 2003 is a $200,000 signing bonus, which he received upon joining InFocus.

(E)
Mr. Yonker joined InFocus in January 2002 and, therefore, he does not have any compensation information for 2001. Included in Mr. Yonker's bonus for 2002 is a $150,000 signing bonus, which he received upon joining InFocus.

(F)
Ms. Petersen became an executive officer of InFocus in 2002 and, therefore, her compensation information for 2001 is not included.

(G)
Mr. Pehrson's employment with InFocus terminated in September 2003 and, therefore, his 2003 compensation information includes amounts earned from January 1, 2003 through that time.

Option Grants in Last Fiscal Year

        The following table contains information concerning the grant of stock options under our 1998 Stock Incentive Plan (the "Plan") to the named executive officers in 2003.

Individual Grants (A)(B)
Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term (C)
Number of Securities Underlying Options Granted
Name		% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh.)	Expiration Date
					5% ($)	10% ($)
John V. Harker	60,000	3.0%	$5.44	05/23/08	$90,178	$199,270
C. Kyle Ranson	100,000 125,000	4.9 6.2	4.54 9.06	05/05/13 12/22/08	285,518 312,889	723,559 691,403
Michael D. Yonker	50,000 50,000	2.5 2.5	5.44 9.06	05/23/08 12/22/08	75,149 125,156	166,059 276,561
Candace L. Petersen	25,000	1.2	5.44	05/23/08	37,574	83,029
Gary R. Pehrson	—	—	—	—	—	—

(A)
Options granted in 2003 vest as to 25 percent of the options granted on the first anniversary of the grant date, and as to an additional 1/48th of the options granted each month thereafter, with full vesting occurring on the fourth anniversary date. Under the terms of the Plan, the Stock Option Plan Administrative Committee of the Board of Directors retains discretion, subject to Plan limits, to modify the terms of outstanding options.

(B)
Options held by all executive officers become immediately exercisable, without regard to any contingent vesting provision to which such option may otherwise be subject, in the event of the occurrence of a Change in Control.

(C)
These calculations are based on certain assumed annual rates of appreciation as required by rules adopted by the Securities and Exchange Commission requiring additional disclosure regarding executive compensation. Under these rules, an assumption is made that the shares underlying the stock options shown in this table could appreciate at rates of 5% and 10% per annum on a compounded basis over the ten-year term of the stock options. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and overall stock market conditions. There can be no assurance that amounts reflected in this table will be achieved.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

        The following table provides information concerning the exercise of options during 2003 and unexercised options held as of the end of the fiscal year, with respect to the named executive officers.

Name	Number of Shares Acquired On Exercise	Value Realized(A)	Number of Securities Underlying Unexercised Options At FY-End Exercisable/Unexercisable	Value of Unexercised In-The-Money Options At FY-End(B) Exercisable/Unexercisable
John V. Harker	8,000	$23,016	622,658 / 287,500	$105,279 / $43,200
C. Kyle Ranson	—	—	— / 225,000	— / 162,000
Michael D. Yonker	—	—	42,500 / 227,500	— / 36,000
Candace L. Petersen	—	—	43,750 / 76,250	— / 18,000
Gary R. Pehrson	38,020	91,497	— / —	— / —

(A)
Market value of the underlying securities at exercise date, minus exercise price of the options.

(B)
Market value of the underlying securities at December 31, 2003, $9.68 per share, minus exercise price of the unexercised options.

Long-Term Incentive Plan Awards

        The following table provides information concerning the grant of restricted stock pursuant to our 1998 Stock Incentive Plan during 2003 with respect to the named executive officers. Restricted stock grants are one vehicle to aid officers and Directors in achieving certain ownership guidelines.

Name	Number Of Shares (#)	Period Until Maturation(C)
John V. Harker(A)	4,000	3 years
C. Kyle Ranson(B)	55,000	3 years
Michael D. Yonker	—	—
Candace L. Petersen	—	—
Gary R. Pehrson	—	—

(A)
Mr. Harker received a 4,000 share match by making qualifying purchases totaling 8,000 shares during 2003, based on a ratio of one share for every two shares purchased up to a maximum of 5,000 shares per person for qualifying purchases made during any one calendar year.

(B)
Mr. Ranson received a restricted stock grant of 50,000 shares upon hire in April 2003. Mr. Ranson received an additional 5,000 share match by making qualifying purchases totaling 10,000 shares during 2003, based on a ratio of one share for every two shares purchased up to a maximum of 5,000 shares per person for qualifying purchases made during any one calendar years.

(C)
Each share of restricted stock vests at the end of a three-year period of continuous service as an elected or appointed officer or director, beginning with the date of the qualifying purchase. However, if the shares held or purchased that resulted in the restricted shares being issued are sold prior to the end of the three-year vesting period, a proportionate number of restricted shares as the shares sold will vest at the end of a nine-year period of continuous service as an elected or appointed officer or director. Any unvested restricted stock will become fully vested immediately prior to a consummation of a reorganization resulting in a Change in Control.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

Executive Severance Pay Plan

        The Executive Severance Pay Plan (the "Executive Plan") provides for the payment of severance benefits to persons currently serving as executives of InFocus. Under the Executive Plan, covered executives are entitled to receive severance benefits in the event their employment is terminated without cause. In addition, a covered executive is entitled to severance benefits in the event the executive terminates his/her employment for "good reason." In general, an executive has "good reason" to terminate employment if, within 18 months after a "change-in-control," one of the following occurs: substantial alteration of the executive's duties or responsibilities; material reduction of the executive's pay or benefits; relocation of the executive's place of employment by more than 35 miles; or failure to pay the executive's compensation within 10 days of the date it is due.

        For executives holding Vice President or Senior Vice President titles, the amount of severance or retention benefits payable under the Executive Plan is 12 months of salary continuation. For executives holding Chief Executive Officer and/or President titles, the period of salary continuation is 24 months. In addition to salary continuation, the executives receive a lump sum payment covering the cost of continuing the executive's health insurance during the period of salary continuation, as well as outplacement services for the salary continuation period. The amount of severance pay is subject to reduction in the event any portion of the payment would be subject to the excise tax imposed under the so-called "Golden Parachute" provisions of the Internal Revenue Code.

        In order to receive severance or retention benefits under the Executive Plan, covered executives must sign a release of any claims against InFocus. In addition, severance payments may be immediately terminated in the event the executive discloses any of our confidential information or violates certain non-competition provisions.

Stock Option Agreements

        The stock option agreements of all executive officers provide that all options held shall become immediately exercisable, without regard to any contingent vesting provision to which such option may otherwise be subject, in the event of the occurrence of a change-in-control. In addition, any unvested restricted stock will become fully vested immediately prior to the consummation of a reorganization resulting in a change-in-control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2003, the Compensation Committee of the Board of Directors was composed of Messrs. Behrendt (Committee Chair), Hallman, Jacobsen and McDougall. All members of the Compensation Committee are non-employee, outside directors. Although Mr. Harker, our Chief Executive Officer, served on our Board of Directors in 2003 and participated in compensation discussions, he did not participate in any deliberations or decisions regarding his own compensation.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy and Policies

        Our philosophy is to structure executive officer compensation so that it will attract, motivate and retain senior management by providing an opportunity for competitive compensation based on performance. Executive officer compensation includes competitive base salaries, annual bonus plans based on our financial and personal performance goals, and long-term stock-based incentive opportunities in the form of options exercisable to purchase our common stock and matching grants of restricted stock when an officer purchases and holds our common stock. It is also the policy of both the

Compensation Committee and the Stock Option Plan Administrative Committee that, to the extent possible, compensation will be structured so that it meets the "performance-based" criteria as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended, and therefore is not subject to federal income tax deduction limitations. Both the Compensation Committee and the Stock Option Plan Administrative Committee have the right to waive pre-established performance criteria in granting awards.

Base Salaries

        In setting base salaries that were competitive with other high technology companies, we participated in and reviewed Radford's Total Compensation Survey conducted by Radford Associates as well as the High-Tech Industry Executive Compensation Survey prepared by the American Electronics Association. When selecting comparables, we attempted to select companies that were similar in many respects, including industry, annual revenue and profitability. Executives' salaries paid in 2003 were targeted within the 60th percentile compared to the range of salaries paid by companies in the salary surveys mentioned above. Many of the companies included in the above mentioned survey are also included in the indices used in the Performance Graph.

Annual Bonus Awards for 2003

        The 2003 Officer Bonus Plan (the "Plan") provided for annual bonuses in two components. First, the Plan provided for quarterly profit sharing bonuses equal to a percentage of each officer's quarterly salary. This percentage was determined by dividing the quarterly non-officer profit sharing bonus pool (5% of pre-tax income) paid quarterly to non-officer employees by total non-officer compensation for the quarter. There were no amounts earned under this portion of the Plan for 2003.

        Second, the Plan provided for the payment of executive officer bonuses (other than the Chief Executive Officer) based 60% on InFocus meeting its 2003 profit before income tax objectives and 40% on meeting individual goals and objectives. The Chief Executive Officer bonus was based 100% on meeting the profit before income tax objectives. The targeted bonus was 37.5% of annual salary for the Chief Executive Officer and between 17.5% and 27.5% of annual salary for all other executive officers. Additional amounts were to be paid for achieving greater than 100 percent of the targeted profit before income tax. The profit before income tax target amount had to be met at the 75% level or greater and the individual goals and objectives had to be met at the 51% level or greater for an executive officer to receive any bonus under this portion of the Plan. Due to InFocus not meeting the profit before income tax objective, no bonuses were paid under this portion of the Plan for 2003 performance.

Stock Option Awards for 2003

        Our 1998 Stock Incentive Plan provides for the issuance of incentive and non-qualified stock options to officers and employees to purchase shares of our common stock at an exercise price equal to the fair market value on the date of grant. See "Option Grants in Last Fiscal Year" for a summary of options granted to the named executive officers during 2003.

Restricted Stock Awards for 2003

        Our 1998 Stock Incentive Plan provides for the granting of restricted stock to officers, employees and consultants, including non-employee board members. See "Long-Term Incentive Plans Awards" for a summary of restricted stock granted to the named executive officers during 2003.

Chief Executive Officer Compensation

        Mr. Harker's 2003 base salary and annual bonus were determined in the manner described in "Base Salaries" and "Annual Bonus Awards for 2003" above. The Compensation Committee's objective in setting Mr. Harker's 2003 compensation was to be competitive with other companies in the industry and to allow for potential compensation based on long-term performance criteria as defined in "Annual Bonus Awards for 2003", "Stock Option Awards for 2003" and "Restricted Stock Awards for 2003" above.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

Mr. Behrendt (Chair)
Mr. Hallman
Mr. Jacobsen
Mr. McDougall

STOCK PERFORMANCE GRAPH

        The SEC requires that registrants include in their proxy statement a line-graph presentation comparing cumulative five-year shareholder returns on an indexed basis, assuming a $100 initial investment and reinvestment of dividends, of (a) the registrant, (b) a broad-based equity market index and (c) an industry-specific index. The broad-based market index used is the Nasdaq Stock Market Total Return Index—U.S. and the industry-specific index used is the S&P 500 Computer Storage and Peripherals Index.

		Indexed Returns Year Ending
Company/Index	Base Period 12/31/98
		12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
InFocus Corporation	$100.00	$261.44	$166.29	$248.25	$69.45	$109.13
S&P 500 Computer Storage and Peripherals	100.00	242.34	281.82	73.41	40.65	74.98
Nasdaq U.S. Index	100.00	185.43	111.83	88.76	61.37	91.75

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the 1934 Act requires our directors and executive officers and persons who own more than ten percent of the outstanding shares of our common stock ("ten percent shareholders"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of our common stock and other equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us or otherwise in our files and on written representations from our directors, executive officers and ten percent shareholders that no other reports were required, during the fiscal year ended December 31, 2003, our officers, directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements.

SHAREHOLDER PROPOSALS

        Proposals by shareholders intended to be included in our Proxy Statement for our 2005 Annual Meeting must be received by us at our principal executive office no later than November 12, 2004. According to our bylaws, proposals by shareholders intended to be presented at our 2005 Annual Meeting must be received by us at our principal executive office no later than 60 calendar days (February 28, 2005) and no earlier than 90 calendar days (January 29, 2005) prior to the first anniversary of the preceding year's annual meeting.

TRANSACTION OF OTHER BUSINESS

        As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that may come before this meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters do properly come before the meeting. Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Please act promptly to insure that you will be represented at this important meeting.

        We will provide, without charge, on the written request of any beneficial owner of shares of our common stock entitled to vote at the Annual Meeting of Shareholders, a copy of our Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission for our fiscal year ended December 31, 2003. Written requests should be mailed to the Secretary, InFocus Corporation, 27700B SW Parkway Avenue, Wilsonville, Oregon 97070.

By Order of the Board of Directors:
JOHN V. HARKER Chairman of the Board and Chief Executive Officer

Dated: March 12, 2004

Appendix A

AUDIT COMMITTEE CHARTER
February 2, 2004

I. PURPOSE

        The primary purpose of the Audit Committee is to oversee the accounting, financial reporting and internal control processes of the Company and the independent audit of the financial statements of the Company.

II. AUTHORITY AND RESPONSIBILITIES

        The Audit Committee shall:

        A. Be directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

        B. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, auditing matters or violations of the Company's code of conduct;

        C. Have the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties;

        D. Have the authority to: (i) compensate any public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensate any independent counsel or other advisers employed by the Audit Committee under paragraph (C) above, and (iii) pay ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties;

        E. Prepare the audit committee report to be included in the Company's annual proxy statement;

        F. Oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements;

        G. Assist the Board of Directors (the "Board") in its oversight of (1) the reliability and integrity of the Company's accounting policies and financial reporting and disclosure practices; (2) the Company's establishment and maintenance of processes to assure that an adequate system of internal control over key business risks is functioning within the Company; and (3) compliance by the Company with all applicable laws, regulations and Company policies;

        H. Ensure its receipt from the Company's independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and shall take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditor;

        I. Review and approval of any related party transaction, as required by NASDAQ Rule 4350(h). (For purposes of this rule, "related party transactions" refers to transactions requiring disclosure under Item 404 of Regulation S-K.); and

A-1

        J. Oversee the development and operation of the internal audit function including direct reporting of the function to the Chairman of the Audit Committee, approve the creation of the annual internal audit plan, and review reported results of internal audits performed.

III. COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be "independent" directors under applicable NASDAQ and Securities and Exchange Commission ("SEC") rules. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices. Each member shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. The Audit Committee will endeavor to have at least one member who qualifies as an "audit committee financial expert" as determined by the Board in accordance with applicable SEC rules.

        The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and will serve until their successors shall be duly elected and qualified. Unless a chairperson is elected by the full Board, the members of the Audit Committee may designate a chairperson by majority vote of the full Audit Committee membership.

IV. MEETINGS

        The Audit Committee shall meet at least quarterly with Company management and the independent auditors. The agenda for the quarterly meetings shall include, at a minimum, a review of the Company's financial results and an executive session with the independent auditors. The Audit Committee chairperson will include other agenda topics which, in his/her opinion, are necessary to executing the Audit Committee's responsibilities under this charge. The Audit Committee may meet more frequently as circumstances dictate.

        Beginning in 2004, the Audit Committee shall meet at least quarterly with the internal auditor to review the status of the internal audit plan and findings of the internal audits performed. The Audit Committee or Chairperson of the Audit Committee can request the internal auditor to perform special internal audit work as they see fit in executing the Audit Committee's responsibilities.

        The Audit Committee shall meet each year with the Company's independent auditors, without members of management present, to discuss (1) the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel; (2) any significant issues regarding accounting principles, practices and judgments and quality of financial reporting; (3) the appropriateness and acceptability of the accounting principles and financial disclosure practices used; (4) the cooperation that the independent auditors received during the course of the most recent audit; and (5) any other matters that the Audit Committee deems necessary or advisable in connection with fulfilling its responsibilities.

        Meetings of the Audit Committee shall be held from time to time as determined by the Board and/or the members of the Audit Committee. The Audit Committee will maintain written minutes of its meetings, which will be filed with the Company's minute book along with the minutes of the meetings of the Board. The Audit Committee shall periodically report to the Board on significant matters related to the Audit Committee's responsibilities.

A-2

Appendix B

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
February 2, 2004

Purpose

        The purpose of the Nominating and Corporate Governance Committee (the "Committee") of InFocus Corporation (the "Company") is to (a) identify individuals qualified to become members of the Company's Board of Directors (the "Board"), (b) recommend director nominees to the Board for nomination and election at the annual meeting of shareholders, (c) develop and monitor a process to assess Board effectiveness, and (d) develop and recommend to the Board a set of corporate governance guidelines applicable to the Company.

Membership

        The Committee shall consist of a minimum of three (3) directors. Members of the Committee shall be appointed and may be removed by the Board. All members of the Committee shall meet the independence requirements of the NASDAQ listing standards and any other applicable laws, rules and regulations governing independence, as determined by the Board.

Authority and Responsibilities

        In furtherance of its purpose, the Committee shall have the following authority and responsibilities:

1.
To lead the search for individuals qualified to become members of the Board and to recommend directors to the Board for nomination and election at the annual meeting of shareholders. The Committee shall adopt policies and procedures for the identification and evaluation of candidates for nomination to the Board. The Committee shall recommend individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment, and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders.

2.
To review the Board's committee structure and to recommend to the Board for its approval directors to serve as members and chairs of each committee. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

3.
To develop and recommend to the Board for its approval a set of corporate governance guidelines. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

4.
To develop and recommend to the Board for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluations.

        The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

        The Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

        The Committee shall report its actions and recommendations to the Board after each Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Committee.

        The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

B-1

Appendix C

COMPENSATION COMMITTEE CHARTER
February 2, 2004

Purpose

        The purpose of the Compensation Committee (the "Committee") of InFocus Corporation (the "Company") is to discharge the responsibilities of the Company's Board of Directors (the "Board") relating to compensation of the Company's executives, and to produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

Membership

        The Committee shall consist of a minimum of three (3) directors. Members of the Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee and may be removed by the Board in its discretion. All members of the Committee shall meet the independence requirements of the Corporate Governance rules of the NASDAQ Stock Market, Inc. and any other applicable laws, rules and regulations governing independence, as determined by the Board.

Authority and Responsibilities

        In furtherance of its purpose, the Committee shall have the following authority and responsibilities:

1.
At least once a year the Committee shall evaluate the Chief Executive Officer's performance relative to the Board approved corporate goals and objectives. In addition, the committee shall factor in external competitive market information for comparable peers and public companies. Based upon these evaluations, the committee shall set the chief executive officer's annual compensation including salary, bonus, incentive and equity compensation.

2.
To review and approve on an annual basis the evaluation process and compensation structure for the Company's officers. The Committee shall evaluate the performance of the Company's senior executive officers and shall approve the annual compensation, including salary, bonus, incentive and equity compensation, for such senior executive officers. The Committee shall also provide oversight of management's decisions concerning the performance and compensation of other Company officers.

3.
Will periodically review appropriate compensation policies for the directors serving on the Board and its committees. This review may consider Board compensation practices of other public companies, contributions to Board functions, service as committee chairs, and other appropriate factors. The Board will determine compensation policies for directors after receiving the recommendation of the Compensation Committee.

4.
To review the Company's stock option and other stock-based plans and recommend changes in such plans to the Board as needed. The Committee shall have and shall exercise all the authority of the Board with respect to the administration of such plans.

5.
Upon request of the Board from time to time undertake specific reviews concerning management succession planning.

6.
To prepare and publish an annual executive compensation report in the Company's proxy statement.

C-1

        The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

        The Committee shall have authority to retain such compensation consultants, outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

        The Committee shall report its actions and any recommendations to the Board after each Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Committee.

        The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

C-2

INFOCUS CORPORATION
Proxy for Annual Meeting of Shareholders to be Held on April 29, 2004

The undersigned hereby names, constitutes and appoints John V. Harker and Michael D. Yonker, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of InFocus Corporation (the "Company") to be held at 1:00 p.m. on Thursday, April 29, 2004, and at any adjournment thereof, and to vote all the shares of common stock held of record in the name of the undersigned on March 1, 2004, with all the powers that the undersigned would possess if he were personally present.

1.	PROPOSAL 1—Election of Directors	☐	FOR all nominees listed below
		☐	WITHHOLD AUTHORITY to vote for all nominees listed below

        To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

Peter D. Behrendt	Michael R. Hallman	John V. Harker
Svein S. Jacobsen	Duane C. McDougall

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF
THE NOMINEES NAMED ABOVE.

2.
PROPOSAL 2—To ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2004.

FOR PROPOSAL 2  ☐    AGAINST PROPOSAL 2  ☐     ABSTAIN ON PROPOSAL 2  ☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
APPROVAL OF PROPOSAL 2

3.
Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. Management is not presently aware of any such matters to be presented for action at the meeting.

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

Signature(s)                                                                                       Dated                                         , 2004

NOTE:	Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

I do (        ) do not (        ) plan to attend the meeting. (Please check)

The shareholder signed above reserves the right to revoke this Proxy at any time prior to its exercise by written notice delivered to the Company's Secretary at the Company's corporate offices at 27700B S.W. Parkway Avenue, Wilsonville, Oregon 97070, prior to the Annual Meeting. The power of the Proxy holders shall also be suspended if the shareholder signed above appears at the Annual Meeting and elects in writing to vote in person.

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/infs		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at: http://www.infocus.com

You can now access your InFocus Corporation account online.

Access your InFocus Corporation shareholder account online via Investor ServiceDirectSM (ISD)

Mellon Investor Services LLC, Transfer Agent for InFocus Corporation, now makes it easy and convenient to get current information on your shareholder account.

• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form • Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

QuickLinks

INFOCUS CORPORATION 27700B S.W. Parkway Avenue Wilsonville, Oregon 97070
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held On April 29, 2004
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS To Be Held On April 29, 2004
ELECTION OF DIRECTORS (Proposal No. 1)
DIRECTOR INDEPENDENCE AND LEAD INDEPENDENT DIRECTOR
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
NOMINATIONS TO OUR BOARD OF DIRECTORS
SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
DIRECTOR COMPENSATION
AUDIT COMMITTEE FINANCIAL EXPERT
AUDIT COMMITTEE REPORT
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal No. 2)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CODE OF ETHICS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
TRANSACTION OF OTHER BUSINESS
AUDIT COMMITTEE CHARTER February 2, 2004
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER February 2, 2004
COMPENSATION COMMITTEE CHARTER February 2, 2004